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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 1, 2003

                          Commission File Number 0-7798



                   FIRST WILKOW VENTURE, A LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in Its Charter)

            Illinois                                  36-6169280
   -------------------------              ---------------------------------
    (State of Organization)               (IRS Employer Identification No.)


               180 North Michigan Avenue, Chicago, Illinois 60601
               --------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (312) 726-9622
                                                           --------------



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 1, 2003, Philip Rootberg & Company LLP, Certified Public Accountants resigned as the independent auditor and certifying accountant of First Wilkow Venture (the "Registrant"). This resignation occurred solely as a result of the partners of Philip Rootberg & Company joining the certified public accounting firm of Mayer Hoffman McCann P.C. According to information provided to the Registrant by Philip Rootberg & Company LLP's partner representative to the Registrant, the partners of Philip Rootberg & Company LLP have become shareholders of Mayer Hoffman McCann P.C.

         Philip Rootberg & Company LLP's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Based upon the Registrant's most recent form 10-K, the report of the former accountants was unqualified.

         During the Registrant's two most recently completed fiscal years, and through the date of Philip Rootberg & Company LLP's resignation, there were no disagreements between the Registrant and Philip Rootberg & Company LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Philip Rootberg & Company LLP's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Registrant's consolidated financial statements for any such fiscal year or for any reporting period since the Registrant's last fiscal year-end. During the Registrant's two most recently completed fiscal years, and through the date of Philip Rootberg & Company LLP's resignation, there were no reportable events as defined in Item 304 (a)
      (1) (v) of Regulation S-K.

         The Registrant has engaged Mayer Hoffman McCann P.C. as the Registrant's new independent auditor and certifying accountant to audit the Registrant's consolidated financial statements for the year ending December 31, 2003. During the fiscal years ended December 31, 2002 and 2001 and through the date leading up to the engagement of Mayer Hoffman McCann P.C., the Registrant did not consult Mayer Hoffman McCann P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and
      (ii) of Regulation S-K.

         The Registrant provided Philip Rootberg & Company LLP with a copy of the foregoing disclosures and requested that the firm furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Philip Rootberg & Company LLP agrees with such disclosures. A copy of such letter is filed as Exhibit 99.1 to this Current Report.


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ITEM 7.  EXHIBITS

Exhibit Number                   Description
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99.1                             Letter of Philip Rootberg & Company LLP to the
                                 Securities and Exchange Commission


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST WILKOW VENTURE

                                       By: Marc R. Wilkow
                                           ------------------------------
                                       Marc R. Wilkow, General Partner and
                                       President of M&J Wilkow, Ltd., its
                                       Managing Agent

DATED: January 14, 2004